UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2008

SMART MOVE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32951	54-2189769
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5990 Greenwood Plaza Blvd. #390 Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 488-0204

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Failure To Satisfy a Continued Listing Rule or Standard

On June 20, 2008, Smart Move, Inc. (“Smart Move”) received a Notice from the American Stock Exchange (“AMEX”) that it has failed to satisfy a continued listing rule. Specifically, the notice from AMEX states that Smart Move is not in compliance with Section 1003(a)(iv) of the AMEX Company Guide in that it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the company will be able to continue operations and/or meet its obligations as they mature. The notice is based on a review by AMEX of Smart Move’s Form 10-Q for the quarter ended March 31, 2008, which included a reference to the audit opinion Smart Move received containing a going concern qualification with respect to the Company’s audited financial statements for the year ended December 31, 2007.

The AMEX notice requires that by July 21, 2008, Smart Move must submit a plan advising the Exchange of action it has taken, or will take, that would bring the company into compliance with the listing standards by December 22, 2008. The plan is required to include specific milestones, quarterly financial projections, and details related to any strategic initiatives that Smart Move plans to complete. The Listings Qualifications Department will evaluate the plan and make a determination as to whether the company has made a reasonable demonstration of an ability to regain compliance with the continued listing standards within specified timeframes, in which case the plan will be accepted. If the plan is accepted, the company may be able to continue listing during the plan period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. Smart Move is in the process of preparing the plan and will timely submit it to AMEX by July 21, 2008. If Smart Move does not submit a plan, or if the plan is not accepted, it will be subject to delisting procedures.

This Form 8-K contains forward-looking statements regarding preparation of a plan for submission to AMEX on or before July 21, 2008. There can be no assurance that the AMEX will accept the plan to be submitted by Smart Move, that Smart Move will make progress consistent with the plan, or that Smart Move will be able to continue its listing on AMEX.

Item 8.01.  Other Events.

On June 25, 2008, Smart Move issued a press release concerning the AMEX notice described in Item 3.01 above. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release issued by Smart Move, Inc. dated June 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Move, Inc.

June 25, 2008	By:	/s/ Edward Johnson

Name: Edward Johnson
Title: Chief Financial Officer

Exhibit Index

Exhibit 99.1	Smart Move, Inc. Press Release, dated June 25, 2008